UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 21, 2007  (November 19, 2007)

Rexahn Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50590	11-3516358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9620 Medical Center Drive
Rockville, Maryland  20850
(Address of principal executive offices) (Zip code)

(240) 268-5300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry Into a Material Definitive Agreement.

Securities Purchase Agreements

On November 19, 2007, Rexahn Pharmaceuticals, Inc. (“Rexahn,” “we” or “us”) entered into a Securities Purchase Agreement (the “KT&G Securities Purchase Agreement”) with KT&G Corporation, a Korean corporation (“KT&G”).  Pursuant to the KT&G Securities Purchase Agreement, KT&G agreed to purchase, upon and subject to the terms and conditions stated therein, (i) 2,142,858 shares of our Common Stock and (ii) a Warrant to acquire up to 428,572 shares of our Common Stock at an exercise price of $1.80 per share, for aggregate cash consideration of $3,000,001.20.

The obligation of KT&G to purchase our securities under the KT&G Securities Purchase Agreement is subject to our receipt of binding commitments from third parties to purchase an additional $5,000,000 of our Common Stock and warrants on terms no less favorable than those applicable to KT&G.  We have not received such commitments as of the date of this report, and there can be no assurance that we will receive such commitments in the future.  The KT&G Securities Purchase Agreement will terminate if the closing thereunder has not occurred on or prior to December 31, 2007.

On November 20, 2007, we entered into a Securities Purchase Agreement (the “Rexgene Securities purchase Agreement” and together with the KT&G Securities Purchase Agreement, the “Securities Purchase Agreements”) with Rexgene Biotech Co., Ltd., a Korean corporation (“Rexgene”).  Pursuant to the Rexgene Securities Purchase Agreement, Rexgene agreed to purchase, upon and subject to the terms and conditions stated therein, (i) 714,286 shares of our Common Stock and (ii) a Warrant to acquire up to 142,857 shares of our Common Stock at an exercise price of $1.80 per share, for aggregate cash consideration of $1,000,000.40.  The obligation of Rexgene to purchase our securities under the Rexgene Securities Purchase Agreement is subject to the prior or contemporaneous closing of the sale of our securities to KT&G pursuant to the KT&G Securities Purchase Agreement.

The Securities Purchase Agreements contain customary representations, warranties and covenants.  The Securities Purchase Agreements accord KT&G and Rexgene “full ratchet” anti-dilution protection for a period of two years following the closing of their purchase of our securities.  This means that if we issue a share of our common stock at a purchase price of less than $1.40 per share during the relevant period, we will be obligated to issue an additional number of shares of our common stock to KT&G and Rexgene such that their effective purchase price per share equals the lowest such price at which we issue any share of our common stock.  In addition, the Securities Purchase Agreements obligate us to take commercially reasonable efforts to list our Common Stock on the American Stock Exchange (the “AMEX”) within the next three years.

Warrants

The Warrants will be exercisable for a term of three years following their issuance to KT&G and Rexgene upon closing of their respective purchases of our securities pursuant to the Securities Purchase Agreements.  The Warrants include customary terms providing for adjustment of the exercise price and the number of shares subject to receipt upon exercise that are applicable in the event of stock splits, stock dividends, pro rata distributions, fundamental transactions and the like.  The Warrants also are subject to “full ratchet” anti-dilution protection.  This means that if we issue a share of our Common Sock at a purchase price of less than $1.80, the exercise price of the Warrants will be reduced to the lowest such price at which we issue any share of our Common Stock.  Certain securities issuances by us will not trigger this anti-dilution protection.

Registration Rights Agreements

Upon closing of the securities issuances to KT&G and Rexgene pursuant to their respective Securities Purchase Agreements, we will enter into a separate Registration Rights Agreement with each of KT&G and Rexgene.  Pursuant to these agreements, we will agree to file a shelf registration statement with the Securities and Exchange Commission covering the resale of the Common Stock to be issued pursuant to the related Securities Purchase Agreement, and the Common Stock to be issued upon exercise of the Warrant to be issued pursuant to the related Securities Purchase Agreement.  We will be obligated to file such resale registration statement with the SEC no later than 60 days after our Common Stock is listed for trading on the AMEX.  If we fail to file the resale registration statement by such date, or if we fail to take certain other actions required under the relevant Securities Purchase Agreement, we will be obligated to pay to KT&G and/or Rexgene, as applicable, each month, as liquidated damages, an amount equal to 2% of the amount of their respective investments pursuant to the Securities Purchase Agreements.  If we fail to pay the liquidated damages when and as due, we will be obligated to pay interest thereon at a rate of 18% per annum.

The above description is not a complete statement of the parties’ rights and obligations under the Securities Purchase Agreements, the Warrant and the Registration Rights Agreements and is qualified in its entirety by reference to such documents, copies of which are attached hereto as Exhibits.

Item 3.02.  Unregistered Sales of Equity Securities.

Item 1.01 above, which describes agreements that we have entered into relating to the sale of our securities, is hereby incorporated by reference into this Item 3.02.  If the closings under such agreements occur, as to which we can provide no assurance, the related securities will be issued pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(2) thereof and Regulation D thereunder.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated as of November 19, 2007, by and between Rexahn Pharmaceuticals, Inc. and KT&G Corporation.

10.2	Form of Warrant for issuance to KT&G Corporation.

10.3	Form of Registration Rights Agreement for execution between Rexahn Pharmaceuticals, Inc. and KT&G Corporation.

10.4	Securities Purchase Agreement, dated as of November 20, 2007, by and between Rexahn Pharmaceuticals, Inc. and Rexgene Biotech Co., Ltd.

10.5	Form of Warrant for issuance to Rexgene Biotech Co., Ltd.

10.6	Form of Registration Rights Agreement for execution between Rexahn Pharmaceuticals, Inc. and Rexgene Biotech Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Chang H. Ahn
Chang H. Ahn
Chairman and Chief Executive Officer

Date: November 21, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated as of November 19, 2007, by and between Rexahn Pharmaceuticals, Inc. and KT&G Corporation.

10.2	Form of Warrant for issuance to KT&G Corporation.

10.3	Form of Registration Rights Agreement for execution between Rexahn Pharmaceuticals, Inc. and KT&G Corporation.

10.4	Securities Purchase Agreement, dated as of November 20, 2007, by and between Rexahn Pharmaceuticals, Inc. and Rexgene Biotech Co., Ltd.

10.5	Form of Warrant for issuance to Rexgene Biotech Co., Ltd.

10.6	Form of Registration Rights Agreement for execution between Rexahn Pharmaceuticals, Inc. and Rexgene Biotech Co., Ltd.